UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2026

Suncrete, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43227	39-4989597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

521 E. 2nd Street

Tulsa, Oklahoma 74120

(Address of principal executive offices, including zip code)

(918) 355-5700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 7, 2026, Suncrete, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (as amended by Amendment No. 1 on Form 8-K/A, the “Original Form 8-K”) in connection with the completion of the Company’s acquisition of Nelson Bros. Ready Mix, LLC, a Texas limited liability company, and its subsidiary, R & R Trucking LLC, a Texas limited liability company, pursuant to that certain Membership Interest Purchase Agreement, dated as of May 6, 2026, by and among Randell R. Owens, Ronda A. Owens, JAO, LLC, and Owens Regional Investments, LLC, as sellers, Jacob Owens, as sellers representative, and Hope Concrete, LLC, as purchaser (the “Acquisition”). This Current Report on Form 8-K/A (this “Amendment No. 2”) amends the Original Form 8-K to provide updated historical financial statements and pro forma financial information as further described in Item 9.01 below.

The presentation of the Target Financial Statements (defined below), including the level of detail provided therein, is not necessarily indicative of how the Company intends to present its financial results in the future. The pro forma financial information included in this Amendment No. 2 has been presented for informational purposes only, as required by Form 8-K. Such pro forma financial information does not purport to represent the actual results of operations that the Company would have achieved had it completed the Acquisition prior to the periods presented in the pro forma financial information, and it is not intended as a projection of the future results of operations that the Company may achieve after the Acquisition. No other amendments are being made to the Original Form 8-K by this Amendment No. 2. This Amendment No. 2 should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The unaudited consolidated financial statements of Nelson Bros. Ready Mix, Ltd. and accompanying notes related thereto as of and for the three months ended March 31, 2026 and 2025, are filed herewith as Exhibit 99.1 and incorporated by reference herein (the “Target Financial Statements”).

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026, the unaudited pro forma condensed combined statement of comprehensive income for the three months ended March 31, 2026 and the year ended December 31, 2025, and the accompanying notes related thereto are filed herewith as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited financial statements of Nelson Bros. Ready Mix, Ltd. and accompanying notes related thereto as of and for the three months ended March 31, 2026 and 2025.

99.2	Unaudited pro forma condensed combined financial information of Suncrete, Inc. and accompanying notes related thereto as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCRETE, INC.

Date: May 20, 2026	By:	/s/ Randall Edgar
		Name:	Randall Edgar
		Title:	Chief Executive Officer